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                       MFS(R) INFLATION ADJUSTED BOND FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS

Effective immediately the Portfolio Manager section of the Prospectus is hereby restated as follows:

PORTFOLIO MANAGER

The fund is managed by Erik Weisman. Mr. Weisman has been a portfolio manager of the fund since its inception and has been employed in the investment management area of MFS since 2002. Prior to joining MFS, Mr. Weisman was the Assistant to the U.S. Executive Director for the International Monetary Fund, where he was employed from 2000 to 2002.



                  THE DATE OF THIS SUPPLEMENT IS MARCH 3, 2005.